Exhibit 99.2

Kush Bottles, Inc.

A Nevada corporation

(the “Company”)

Compensation Committee Charter

The Compensation Committee (the “Committee”) was created by the Board of Directors of the Company (the “Board”) to:

•	oversee the Company’s compensation and benefits policies generally;

•	evaluate the performance of designated senior executives, including the Company’s Chief Executive Officer (the “CEO”);

•	in consultation with the other independent directors of the Company, oversee and set compensation for the Company’s CEO;

•	oversee and set compensation for the Company’s designated senior executives;

•	review and recommend to the Board compensation (including equity-based compensation) for the Company’s non-employee directors; and

•	prepare the compensation committee report to be included in the Company’s annual proxy statement.

Membership

The Committee shall consist of at least two members, comprised solely of independent directors meeting the independence requirements of the relevant stock exchange and the Securities and Exchange Commission (the “SEC”) as promulgated from time to time for membership on a company’s compensation committee. Furthermore, at least two members of the Committee shall qualify as “non-employee” directors under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934. The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members shall be appointed by the Board and may be removed by the Board at any time. The Nominating and Corporate Governance Committee shall recommend to the Board, and the Board shall designate, the Chair of the Committee.

Procedures

The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than three times a year. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter. The Committee shall maintain minutes of its meetings and make available copies of such minutes to the Board. The Secretary of the Company shall maintain copies of all minutes as permanent records of the Company. No senior executive should attend that portion of any meeting where such executive’s performance or compensation is discussed, unless specifically invited by the Committee.

Authority

General

The Committee has the sole authority to retain and terminate any advisor, including any legal counsel, accountant or compensation consultant, that the Committee may consider necessary, without conferring with or obtaining the approval of management or the full Board. The Committee has the sole authority to approve all of such advisors’ fees and other retention terms, and shall have available appropriate funding from the Company. The Committee shall take into account the independence of advisors in a manner consistent with any applicable stock exchange listing requirements, as well as any other criteria it deems appropriate. The Committee is directly responsible for the appointment, compensation and oversight of any such advisor’s work. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the Committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

Delegation

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Company.

The Committee may delegate to the Chair of the Committee or, in his or her absence, to one or more of its other members, the authority to make grants and awards of stock rights or options to any non-Section 16 officer of the Company under such of the Company’s incentive- compensation or other equity-based plans as the Committee deems appropriate and in accordance with the terms of such plans.

The Committee may delegate its authority hereunder relating to compensation practices for employees other than executive officers and directors, to the extent it deems appropriate and consistent with law and customary practice, and may otherwise fully delegate authority relating to matters it deems to be ministerial.

Responsibilities

In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee is responsible for the following matters:

Compensation Policies

•	The Committee shall review and approve the Company’s compensation and benefits policies generally (subject, if applicable, to shareholder ratification), including reviewing and approving any incentive-compensation plans and equity-based plans of the Company. In reviewing such compensation and benefits policies, the Committee may consider the recruitment, development, promotion, retention and compensation of senior executives and other employees of the Company and any other factors that it deems appropriate, including compensation of senior executives at peer companies. The Committee shall report the results of such review and any action it takes with respect to the Company’s compensation and benefits policies to the Board. The Committee shall also have the authority to administer the Company’s incentive-compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions to each award or grant, subject to the provisions of each plan.

Executive Compensation

•	The Committee shall review and approve for each of the designated senior executives of the Company, and in coordination with the other independent directors of the Company, shall review and approve for the CEO, his or her (i) annual base salary level, (ii) annual incentive compensation, (iii) long-term incentive compensation, (iv) employment, severance and change-in-control agreements, if any, and (v) any other compensation, ongoing perquisites or special benefit items. In so reviewing and approving executive compensation, the Committee shall, among other things:

o	identify, review and approve corporate goals and objectives relevant to executive compensation, including those relevant to the compensation of the CEO;

o	in coordination with the other independent directors of the Company, evaluate the CEO’s performance in light of such goals and objectives and set the CEO’s compensation based on such evaluation and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation), provided that the CEO cannot be present during any voting or deliberations by the Committees regarding his or her compensation;

o	evaluate each designated senior executive’s performance in light of such goals and objectives and set each designated senior executive’s compensation based on such evaluation and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation);

o	in coordination with the independent directors of the Company, determine any long-term incentive component of the CEO’s compensation taking into account awards given to the CEO in past years, the Company’s performance, shareholder returns, the value of similar incentive awards at comparable companies and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation);

o	determine any long-term incentive component of each designated senior executive’s compensation based on awards given to such executive in past years, the Company’s performance, shareholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and

o	review external surveys and compensation studies to assess the competitiveness of compensation for designated senior executives, including the identification of peer companies that should be used for purposes of determining competitive compensation packages for designated senior executives.

Director Compensation

The Committee shall review the compensation arrangements (including equity-based compensation) for the Company’s directors. Changes in Board compensation, if any, should come at the recommendation of the Committee, but with full discussion and approval by the Board.

Disclosure

The Committee shall prepare the Compensation Committee Report required by SEC rules to be included in the Company’s annual proxy statement. The Committee shall review and discuss the Company’s Compensation Disclosure and Analysis as required by SEC rules (“CD&A”) with management and provide a recommendation to the Board regarding the inclusion of the CD&A within the Company’s proxy statement.

Risk Assessment

The Committee shall review and assess risks arising from the Company’s compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company.

Reporting to the Board

•	The Committee shall report to the Board periodically and at least annually. These reports shall include a review of any recommendations or issues that arise with respect to Company compensation and benefits policies, executive compensation and any other matters that the Committee deems appropriate or is requested to be included by the Board. In addition, the Committee shall, in consultation with the other independent directors of the Company, evaluate and then present its evaluation of the performance of the senior management of the Company to the full Board.

•	At least annually, the Committee shall evaluate its own performance, which shall be reviewed by the Nominating and Corporate Governance Committee and reported to the Board.

•	The Committee shall annually review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.